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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  JULY 22, 1997 (July 17, 1997)


                           SIMON DEBARTOLO GROUP, L.P.
             (Exact name of registrant as specified in its charter)


     DELAWARE                      333-11491                     34-1755769
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


                        115 WEST WASHINGTON STREET
                        INDIANAPOLIS, INDIANA      46204
                        (Address of principal    (Zip Code)
                          executive offices)


Registrant's telephone number, including area code:       (317) 636-1600


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  Dated:  July 23, 1997


                                       SIMON DeBARTOLO GROUP, L.P.


                                       By: Simon DeBartolo Group, Inc.,
                                             General Partner


                                       By: /s/ JAMES M. BARKLEY
                                           -----------------------------
                                               James M. Barkley
                                               Secretary/General Counsel



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                                  EXHIBIT INDEX



Exhibit No.                         Description

      4.2         Form of 6 3/4% Notes due 2004